SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 25, 2010
Date of Report (Date of earliest event reported)

GRYPHON RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-53371
 (Commission File Number)

98-0465540
 (IRS Employer Identification Number)

1313 East Maple Street, Suite 201-462
Bellingham, Washington 98225
(Address of principal executive offices)

360.685.4238
 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2010, Mr. David Walker resigned his positions as Vice President Administration, and Secretary and Treasurer of the Company. Mr. Walker resigned for personal reasons and there was no disagreement with the Company relating to its operations, policies or practices. A copy of this report was sent to Mr. Walker by the Company and Mr. Walker did not provide, and has indicated to the Company that he does not plan to provide, any correspondence regarding this filing to the Company in respect of his resignation from these positions.

Effective May 25, 2010, Mr. Stephen Sutorius was appointed to the positions of Director, and Secretary and Treasurer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON RESOURCES, INC.

/s/ Alan Muller
Alan Muller,
President and CEO
Dated:  May 25, 2010